Exhibit 99.2 Developing Novel Therapies for Acute Inflammatory and Immunologic Diseases CARPO Trial Topline Results June 27, 2024 1 Confidential

Forward-Looking Statements This presentation contains forward-looking statements which include, but are not limited to, statements regarding CalciMedica’s business strategy and clinical development plans; the design and potential benefits of CalciMedica’s product candidates; CalciMedica’s ongoing and planned clinical trials, including its planned Phase 3 trial of Auxora for acute pancreatitis (AP), pending discussions with the U.S. Food and Drug Administration (FDA), and Auxora being ready for such Phase 3 trial; the timing for CalciMedica’s receipt and announcement of data from its clinical trials, including plans to release final data from the Phase 2b CARPO trial later this year; CalciMedica’s planned regulatory filings and the timing thereof; and results from the Phase 2b CARPO trial increasing confidence in the KOURAGE trial of Auxora in acute kidney injury (AKI). These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. CalciMedica’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward- looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the impact of fluctuations in global financial markets on CalciMedica’s business and the actions it may take in response thereto; CalciMedica’s ability to execute its plans and strategies; the ability to obtain and maintain regulatory approval for CalciMedica’s product candidates; results from clinical trials, including preliminary results, may not be indicative of results that may be observed in the future; potential safety and other complications from CalciMedica’s product candidates; economic, business, competitive, and/or regulatory factors affecting the business of CalciMedica generally; CalciMedica’s ability to protect its intellectual property position; the impact of government laws and regulations; and CalciMedica’s need for additional capital. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in CalciMedica’s most recently filed periodic report, and subsequent periodic reports filed by CalciMedica, under the Securities Exchange Act of 1934, as amended, from time to time and available at www.sec.gov. These documents can be accessed on CalciMedica’s web page at calcimedica.com. These forward-looking statements are based on information available to, and expectations of, CalciMedica of the date of this presentation. CalciMedica disclaims any obligation to update these forward-looking statements, except as may be required by law. 2

CARPO Topline Takeaways • Primary objective was met with a dose response for multiple endpoints • Statistically significant for time to solid food tolerance in high hematocrit patients • Statistically significant for severe organ failure in the entire population • Auxora was well-tolerated • Auxora is ready for Phase 3 clinical development • Pending discussions with FDA following final data • Final data, including CT scan (baseline and 30-day) data, expected to presented at a medical meeting later this year • Reduction in severe organ failure increases confidence in our KOURAGE AKI trial • Magnitude in reduction similar to what was seen in CARDEA and Phase 2a AP trials 3

Auxora Clinically Active and Well-Tolerated in Multiple Phase 2 Trials

Population	Trial Size	Results
Pancreas		
Acute Pancreatitis With SIRS (CARPO)	N=216	• Topline results show: ➢ Improvement in clinically significant endpoints ➢ Statistically significant dose response for time to solid food tolerance in patients with hyper-inflammation ➢ Statistically significant dose response in severe organ failure
Acute Pancreatitis Accompanied by SIRS and Hypoxemia	N=21	• Rapid increase in patients tolerating solid diet (potential trial pivotal endpoint) • >2-day reduction in hospital stay and 50% reduction SIRS
Asparaginase-Induced Pancreatic Toxicity (CRSPA)	N=9	• Trial ongoing, preliminary results show rapid resolution of pain and food tolerance
Lung		
COVID-19 with Respiratory Failure (CARDEA) On LFO_2[1] or HFNC[2]	N=284 (Part 2) N=30 (Part 1)	• 56% statistically significant decrease in mortality at Day 30 • 33% reduction in ventilation • >2-day shorter hospital stay • ~40% reduction in reported acute kidney injury • Mortality benefit in patients with compromised kidney function (low GFR)
COVID-19 with Respiratory Failure On IMV[3]	N=9	• Open-label trial with varying doses showing pharmacodynamic response

CalciMedica

1) LFO_2: Low Flow Oxygen; 2) HFNC: High-Flow Nasal Cannula; 3) IMV: Invasive Mechanical Ventilation

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Differentiated Pipeline in Acute and Chronic Inflammatory and Immunologic Diseases Phase of Development 1 Indication Anticipated Milestones Program Preclinical Phase 1 Phase 2 Phase 3 Acute Disease (IV) CARPO Phase 2b trial topline data released; Auxora Acute Pancreatitis Final data expected in 2H2024 Asparaginase-Induced Pancreatic CRSPA Phase 1/2 trial ongoing; Auxora Data expected in 2025 Toxicity in Pediatric Patients KOURAGE Phase 2 trial first patient expected 2Q24; Auxora Acute Kidney Injury Data expected in 2025 Chronic Disease (Oral) CM6336 Chronic Pancreatitis IND submission expected in 2025 IND submission expected in 2025 CM6336 Rheumatoid Arthritis With CARPO results, Auxora is Phase 3 ready pending End-of-Phase 2 Discussion with FDA 1) All Auxora programs are IV for rapid onset in the acute care setting. CM6336 is intended for chronic oral dosing. 5

CARPO Phase 2b Clinical Trial in AP Primary End Point Secondary Endpoints • Length of hospital stay • Time to solid food tolerance • Time to medically indicated discharged • Severe organ failure • Re-hospitalizations • Necrosis as determined by CT MEDIUM DOSE (n=54) Primary Objective: Dose Response on Primary and Secondary Endpoints 6

Defining Who to Treat: Patients with Acute Critical Illnesses Vincent, J. L., Opal, S. M., & Marshall, J. C. (2010). Ten reasons why we should NOT use severity scores as entry criteria for clinical trials or in our treatment 7 decisions. Critical care medicine, 38(1), 283-287.

Enrich CARPO for Patients with Hyperinflammatory Acute Pancreatitis • CARPO added inclusion criteria to enroll pre-specified subgroup of patients with an elevated hematocrit • Inclusion criteria in addition to SIRS – Hematocrit ≥44% for men or ≥40% for women, established biomarker for inflammation – HCT biomarker supported by Phase 2a AP trial results HCT at #Patients Initial NLR Max D-dimer Max CRP Max IL-6 ICU admission Baseline ng/mL mg/L pg/mL HCT ≤44% 13 8.41 (5.2, 13.2) 3996(1205, 13235) 195 (86, 343) 108 (41, 442) 2/13 (15%) HCT >44% 8 19.9 (13.2, 46.7) 4245 (3685, 6205) 380 (248, 395) 391 (245, 849) 6/8 (75%) – A peripancreatic fluid collection or a pleural effusion on a CECT performed in the 24 hours before Consent or after Consent and before Randomization – Abdominal examination documenting either abdominal guarding or rebound tenderness 8

CARPO Baseline Characteristics Note: mITT was 214 patients as 2 enrolled patients did not receive study drug 9

Time to Solid Food Tolerance Statistical significance achieved on dose response in patients with hyperinflammatory AP *One hematocrit missing at baseline Determination of solid food tolerance • Patient offered a low fat, ≥500-calorie solid meal • Patient consumes ≥50% of the meal without vomiting or an increase in abdominal pain in the two hours after the meal (as confirmed by clinical trial nurse) 10

Length of Hospital Stay Placebo 2.0 mg/kg 1.0 mg/kg 0.5 mg/kg N=53 N=53 N=56 N=52 LOS mITT Median days 5.0 4.0 5.0 5.5 LOS mITT Mean days 7.1 5.9 5.9 7.6 LOS High Mean days 7.8 6.3 5.7 7.9 Hematocrit 22-30 days n subjects (%) 3 (5.7) 0 (0.0) 1 (1.8) 3 (5.8) 11

Severe Organ Failure Statistical significance achieved on dose response Placebo 2.0 mg/kg 1.0 mg/kg 0.5 mg/kg N=53 N=53 N=56 N=52 Severe Respiratory (%) 4/53 (7.5) 2/53 (3.8) 2/56 (3.6) 5/52 (9.6) Severe Renal (%) 1/53 (1.9) 0/53 (0.0) 1/56 (1.8) 2/52 (3.8) Severe Cardiovascular (%) 1/53 (1.9) 1/53 (1.9) 1/56 (1.8) 3/52 (5.8) Any severe organ failure (%) 5/53 (9.4) 2/53 (3.8) 2/56 (3.6) 5/52 (9.6) Definition of severe organ failure • Severe respiratory failure defined as those patients receiving invasive mechanical ventilation (IMV) or those receiving for ≥ 48 hours use of either high flow nasal cannula (HFNC) or non-invasive mechanical ventilation (NIMV) (Use of NIMV for the treatment of obstructive sleep apnea not considered as meeting the definition of severe respiratory failure) • Severe renal failure defined as the initiation of renal replacement therapy • Severe cardiovascular failure defined as the use of vasopressor or inotropic support for ≥48 hours 12

Serious Adverse Event Summary Placebo 2.0 mg/kg 1.0 mg/kg 0.5 mg/kg Total Auxora N=53 N=53 N=56 N=52 N=161 Number of TESAEs 20 14 21 23 58 Patients discontinuing study 3 2 2 2 6 drug due to TESAEs Patients with TEAEs leading 1 0 1 0 1 to death TESAE=treatment emergent serious adverse event TEAE=treatment emergent adverse event 13

Conclusions and Next Steps • Auxora is ready for Phase 3 clinical development pending FDA discussion • Primary objective met with a dose response for multiple endpoints • Auxora well-tolerated • Reduction in severe organ failure increases confidence in KOURAGE AKI trial • Next steps: further analysis of additional data and End-of-Phase 2 meeting with FDA 14